OPPENHEIMER QUEST GROWTH & INCOME VALUE FUND
                 Supplement dated January 1, 1996 to the
                   Prospectus dated November 24, 1995

The Prospectus is changed as follows:

     In addition to paying dealers the regular commission for (1) sales of Class A shares stated in the sales charge table in "Buying Class A Shares" on page 25, (2) sales of Class B shares described in the third paragraph in "Distribution and Service Plan for Class B Shares" on page 31, or (3) sales of Class C shares described in the third paragraph in "Distribution and Service Plan for Class C Shares" on page 32, the Distributor will pay additional commission to each participating broker, dealer and financial institution that has a sales agreement with the Distributor (these are referred to as "participating firms") for Class A, B and C shares of the Fund sold in "qualifying transactions" (the "promotion"). The additional commission will be .75% of the offering price of shares of the Fund sold by a registered representative or sales representative of a participating firm during the promotion. If the additional commission is paid on the sale of Class A shares of $1 million or more and those shares are redeemed within 13 months from the end of the month in which they were purchased, the participating firm will be required to return the additional commission.

     "Qualifying transactions" are sales of Class A, Class B and/or Class C shares of any one or more of the Oppenheimer funds (except money market funds and tax-exempt funds) for (1) new Individual Retirement Accounts ("IRAs"), using the OppenheimerFunds prototype IRA agreement, including rollover IRAs, SEP IRAs and SAR-SEP IRAs, where the IRA is established and the purchase payment is received during the period from January 1, 1996 through April 15, 1996 (the "promotion period") or, (2) IRAs using the A.G. Edwards & Sons, Inc. prototype IRA agreement, including rollover IRAs, SEP IRAs and SAR-SEP IRAs, where the purchase payment is received
during the promotion period.   "Qualifying transactions" also include
purchases of shares of Oppenheimer funds for existing OppenheimerFunds or A.G. Edwards & Sons, Inc. prototype IRAs, rollover IRAs, SEP IRAs and SAR-SEP IRAs effected through a rollover from an investor, or through a direct rollover or trustee-to-trustee transfer from another retirement plan trustee, of IRA assets or other employee benefit plan assets from an account or investment other than an account or investment in the Oppenheimer funds. To qualify, the payment for the shares purchased for a rollover to an OppenheimerFunds prototype IRA or for a rollover, direct rollover or trustee-to-trustee transfer to an A.G. Edwards & Sons, Inc. prototype IRA must be received during the promotion period, or the acceptance of a direct rollover or trustee-to-trustee transfer to an OppenheimerFunds prototype IRA must be acknowledged by the trustee of the OppenheimerFunds prototype IRA during the promotion period. "Qualifying transactions" do not include (1) purchases of Class A shares intended but not yet made under a Letter of Intent, and (2) purchases of Class A, Class B and/or Class C shares with the redemption proceeds from an existing OppenheimerFunds account.

January 1, 1996                                               PS0257.001